STATEMENT OF ADDITIONAL INFORMATION
August 30, 2017, as supplemented on September 25, 2017

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND
Principal Executive Offices
1845 Walnut Street, 18th Floor
Philadelphia, PA 19103
1-855-747-9559

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectuses of Resource Real Estate Diversified Income Fund (the “Fund” or the “Trust”), dated August 29, 2017 (collectively, the “Prospectus”), as they may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund's securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund's securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-855-747-9559 or by visiting the Fund's website at www.RREDIF.com. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund's filings with the SEC are also available to the public on the SEC's website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund is a diversified investment company, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer, excluding cash, Government securities, and securities of other investment companies. The Fund was organized as a Delaware statutory trust on August 1, 2012. The Fund's principal office is located at 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103, and its telephone number is 1-855-747-9559. The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers eight classes of shares: Class A shares, Class C shares, Class D shares, Class I shares, Class L shares, Class U shares, Class T shares and Class W shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features or purchase arrangements, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Trust's Board of Trustees (the “Board,” the Trustees” or the “Board of Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund's primary investment objective is to produce current income, with a secondary objective to achieve long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

(3) Purchase securities on margin.

(4) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5) Invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry or group of industries, except that, under normal circumstances, the Fund will invest over 25% of its net assets in the securities of companies in the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(6) Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission (“CFTC”), invest in securities or other instruments backed by or linked to commodities, invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(8) Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of the Fund's shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined below in “Repurchases and Transfers of Shares”), or the next business day if the 14th day is not a business day.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies

The following are additional investment limitations of the Fund and may be changed by the Board of Trustees without shareholder approval.

1. 80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, as defined in the Prospectus. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund's 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Covered Obligations

Consistent with SEC staff guidance, financial instruments that involve obligations to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, and to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) written options, and (v) securities sold short.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered “ when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board of Trustees has approved, govern the kinds of transactions that can be deemed to be offsetting transactions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on the instrument's notional value or upon valuations provided by third party pricing services, subject to the approval of the Board.

Short Selling

The Fund has no current intent to sell securities short. However, the Fund may engage in short sales for hedging purposes.

Non-Principal Investment Strategies

Residential Mortgage-Backed Securities. The Fund may invest in residential mortgage-backed securities (“RMBS”). RMBS are a type of mortgage-backed security that is backed by mortgages on residential real estate. RMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. RMBS also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase RMBS’ sensitivity to rising interest rates and its potential for price declines.

Credit-related risk on RMBS arises from losses due to delinquencies and defaults by borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower's equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan. Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan.

If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans.

The value of RMBS may change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. RMBS are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate RMBS will not be fully paid. Subordinate RMBS are also subject to greater credit risk than those RMBS that are more highly rated.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts and Global Depositary Receipts. ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, which are described below.

Emerging Market Securities. The Fund may invest, directly or indirectly, up to 10% of its gross assets in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging market securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Securities. The Fund may invest in non-U.S. real estate companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser (as defined below under “The Adviser”) deems appropriate under the circumstances. In addition, the Fund or a Private Real Estate Investment Fund or Public Investment Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Companies. The Fund may invest in investment companies, which consist of open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as “Underlying Funds”). The 1940 Act provides that the Fund may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to, offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities, therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Hedge Funds. The Fund may invest up to 5% of its gross assets in “hedge funds,” which are private investment funds that would be required to register as investment companies but for an exemption under section 3(c)(1) or 3(c)(7) of the 1940 Act. Hedge funds are not subject to the requirements and protections of the 1940 Act and carry all of the risks associated with Private Real Estate Investment Funds, as disclosed in the Fund's prospectus. In addition, investors should be aware that hedge funds often engage in leverage, short-selling, arbitrage, hedging, derivatives, and other speculative investment practices that may significantly increase investment loss. Hedge funds are highly illiquid, are not required to provide periodic pricing or valuation information to investors, and often charge high fees that can erode investment performance. Certain hedge funds charge performance fees that may create an incentive for the fund’s manager to make investments that are riskier or more speculative than those it might have made in the absence of a performance fee. Additionally, hedge funds need not have independent boards of trustees and do not require investor approval of advisory contracts.

Derivatives

Generally. The Fund may invest in transactions involving options, futures and other derivative financial instruments for speculative purposes or to hedge against risks or other factors and variables that may affect the values of the Fund’s portfolio securities. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund's return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out the Fund's position.

The Fund may purchase call and put options on specific securities. When the Fund purchases a call option, the Fund acquires the right to buy an underlying security at a predetermined price (exercise price) during the life of the option. The call or calls are intended to substitute for certain securities the Fund intends to buy or as a substitute for additional purchases of currently held securities. However, the Fund may not own the specific security referenced by the call option. This exposes the Fund to tracking risk to the extent that the underlying security's price changes differently than the Fund's portfolio securities it is expected to track; or to the extent the call option price changes are not highly correlated to the Fund's portfolio securities for which it serves as a substitute. A call option may expire worthless resulting in a total loss of the amount invested. When the Fund purchases a put option, the Fund acquires the right to sell an underlying security at a predetermined price (exercise price) during the life of the option. The puts are "protective" because they are intended to partially protect the value of the Fund from a decline in the underlying security's price below the strike price. However, the Fund may not own the specific security referenced by the put option. This exposes the Fund to tracking risk to the extent that the underlying security's price changes differently than the Fund's portfolio securities it is expected to track; or to the extent the put option price changes are not highly correlated to the Fund's portfolio securities it is intended to hedge or protect. A put option may expire worthless resulting in a total loss of the amount invested.

The Fund may also write and sell covered or uncovered call and put options for both hedging and speculative purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding an underlying security that the Fund might otherwise have sold to protect against depreciation in the market price of the underlying security. In an uncovered call option, the Fund does not own the underlying security. The Fund will incur a loss as a result of a written call option if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. If the call purchaser exercises the option, the Fund must sell the underlying security to the purchaser at the exercise price. The Fund will incur a loss if the Fund purchases the underlying security at a price that exceeds the strike price plus any call premium received to make delivery against an exercised call option. The Fund's losses are potentially large in a written call option transaction.

In a covered put option, the Fund has a short position in the underlying security. Generally, the Fund will incur a loss as a result of a covered written put option if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. Additionally, even if the written put option expires worthless, the Fund will incur a loss if the underlying security rises to a price that exceeds the short sale price plus any put premium received. In an uncovered put option, the Fund does not have a position in the underlying security, but cash or liquid securities are placed in a segregated account on the Fund's books equal to the strike price of the put option. The sale of such an option exposes the seller, during the term of the option, to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets in illiquid securities. The Fund's losses are potentially large in a written put option transaction.

Option Spread Sub-Strategy. Rather than buying single call or put options, the Fund may invest in a combination of long and short positions on an option but with different strike prices when the Adviser believes this strategy offers favorable risk management attributes or greater potential returns. An example of this strategy is commonly referred to as a "debit" spread. A call option debit spread is created by purchasing a call option while simultaneously writing a call option with a higher strike price. A debit put option spread consists of buying put options on an instrument and selling an equal number of put options on the same instrument at a lower exercise price. The Fund may invest in call spreads and put spreads that are "out of the money" (i.e., the exercise price of the call options sold generally will be above the current level of the underlying security when written and the exercise price of put options sold generally will be below the current level of the underlying security when written).

The economics of writing debit call spreads and debit put spreads differs from writing equivalent calls and puts in that (i) the net premiums received are reduced by the premiums paid on the purchased options and (ii) the risk of loss if written options expire in-the-money is reduced because the purchased option will tend to offset any losses associated with the written option. Amounts payable at settlement by a seller of call and put spreads will equal the total payments made with respect to written calls and puts less the total payments received with respect to purchased calls and puts. If written calls and puts expire worthless, the Fund will receive settlement proceeds equal to the related option premiums. If written calls or puts expire in-the-money, the Fund will receive net proceeds at settlement equal to the difference between the amounts payable on written calls and amounts receivable, if any, on the associated purchased calls and puts. If purchased calls or puts expire in-the-money, the net amount payable by the Fund will be capped at an amount defined by the difference in exercise price of the written and purchased options positions. The purchased put or call option in a spread strategy may expire worthless resulting in a total loss of the net amount invested.

Generally, on behalf of the Fund, the Adviser buys options that it believes will generate positive capital appreciation or reduce risk and sells them when a fair-value price target is achieved or fundamentals have diverged from the Fund's investment goal. On behalf of the Fund, the Adviser writes options to reduce the net cost of the Fund's purchased option positions. It covers (buys back) written options when a fair-value price target is achieved, to adjust portfolio positions when a purchased option is sold, or when fundamentals have diverged from the Fund's investment goal. The Adviser may engage in active and frequent trading of the Fund's portfolio options to achieve the Fund's investment objectives. Option spread strategies expose the Fund to tracking risk to the extent that the underlying security's price changes differently than the Fund's portfolio securities it is expected to track; or to the extent the put or call option price changes are not highly correlated to the Fund's portfolio securities intended to be hedged. On behalf of the Fund, the Adviser may combine various call and put strategies that may vary by amount, maturity, strike price or underlying security. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Generally, when writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the CFTC by the Fund could cause the Fund to be a commodity pool, which, absent an available exemption would require the Fund to comply with certain rules of the CFTC. In connection with its management of the Fund, the Adviser has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and is therefore not currently subject to registration or regulation as a pool operator.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Fund to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's gross assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Adviser's ability to correctly predict movements in the relevant market and to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract's last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price. In addition, the Fund may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser's ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into swap agreements, which generally include equity, interest rate, and index and currency rate swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund's investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund's obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that it is entitled to receive.

The assets of the Fund may be invested in any combination of the above enumerated non-principal investment strategies so long as the total amount invested in these non-principal investment strategies does not exceed 20% of the Fund's gross assets.

Valuation of Derivative Instruments. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on the instrument's notional value or upon valuations provided by third party pricing services, subject to the approval of the Board.

Cover and Segregated Accounts. Section 18(f) of the 1940 Act generally restricts the Fund when issuing any senior security; however, generally, the Fund may borrow money from a bank if the Fund has asset coverage of at least 300%. The SEC has described certain types of Fund transactions that it believes involve leverage and, therefore, could be deemed to create senior securities. The SEC has stated, however, that a senior security will not be created if the Fund either “covers” its obligations under these Fund transactions by either owning or having the right to obtain the security underlying the transaction, or by maintaining a segregated asset account on the books of its custodian containing liquid assets equal in value to the Fund's potential exposure to the leveraged transaction.

The Fund has adopted the following policies with respect to the creation and operation of segregated asset accounts with the Fund's custodian, but may also use other methods and measures of segregation consistent with SEC or SEC staff guidance:

1.
If the Fund has a long position in a futures or forward contract, or sells a put option, it must establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid assets equal to the purchase price of the contract or the strike price of the put option (less any margin or deposit).

2.
If the Fund has a short position in a futures or forward contract, sells a call option, or sells securities short, it must establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, equal the market value of the instruments or currency underlying the future or forward contracts, call options and short sales (but not less than the strike price of the call option or the market price at which the short positions or short sales were established).

3.
If the Fund enters into a reverse repurchase agreement, the Fund must establish a segregated account (not with a broker) containing cash or liquid assets in an amount equal to the repurchase price. If the reverse repurchase agreement lacks a specific repurchase price, the assets in the segregated account must be equal in value to the proceeds received on any sale subject to repurchase plus accrued interest.

4.
If the Fund enters into a firm commitment agreement, the Fund must establish a segregated account (not with a broker) containing cash or liquid assets in an amount equal to the purchase price on the settlement date.

5.
If the Fund enters into a standby commitment agreement, the Fund must establish a segregated account (not with a broker) containing cash or liquid assets in an amount equal to the purchase price under the agreement.

6.
Any asset, including equity securities and non-investment grade debts, may be placed in the segregated account, provided the asset is liquid. The Adviser shall be responsible for determining liquidity pursuant to guidelines established by the Board of Trustees. The Adviser's liquidity determinations shall be subject to oversight by the Board of Trustees.

7.
All assets in the segregated account must be marked-to-market daily. Additional assets must be placed in the account whenever the total value of the account falls below the amount of the Fund's obligations under the transaction.

8.
Segregated accounts do not need to be physically segregated. It is sufficient, for purposes of this policy, if the Fund's custodian notes on its books that the assets in question are segregated. Segregated assets cannot be used to cover other obligations and, if disposed of, must be replaced.

Repurchases and Transfers of Shares

Repurchase Offers. The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.
The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2.	The repurchase offers will be made in March, June, September and December of each year.
3.
The Fund must receive repurchase requests submitted by shareholders in response to the Fund's repurchase offer between 21 to 42 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”).

4.
The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. However, the Fund does not currently charge a repurchase fee. However, a Class C or Class T shareholder who tenders for repurchase such shareholder's Class C or Class T shares during the first year following such shareholder's initial capital contribution will be subject to an early withdrawal charge of 1.00% of the value of the original purchase price of the shares repurchased by the Fund. Shareholders tendering Class A or Class U shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 0.50%, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor (as defined under “The Distributor”) may waive the imposition of the early withdrawal charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class W shares, Class D shares, Class I shares, and Class L shares will not be subject to an early withdrawal charge.

The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the Fund's outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at NAV;
2.	Any fees applicable to such repurchase, if any;
3.	The Repurchase Offer Amount;
4.
The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;
6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;
7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;
8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and
10.	The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer'') and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.
Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of no more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.
Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

2.
If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.
For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

4.
For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund's current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees. Currently, the Board has determined that the Fund's NAV shall be determined daily following the close of the New York Stock Exchange. The Fund's NAV need not be calculated on:

1.	Days on which changes in the value of the Fund's portfolio securities will not materially affect the current NAV of the shares;
2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or
3.	Customary national, local, and regional business holidays described or listed in the prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund's assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund's investment adviser, but shall continue to be responsible for monitoring the investment adviser's performance of its duties and the composition of the portfolio. Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:
(a)	The frequency of trades and quotes for the security.
(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.
(c)	Dealer undertakings to make a market in the security.
(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)	The size of the Fund's holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.    If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio. The investment adviser should report the basis for its determination to retain a security at the next Board of Trustees meeting.

3.	The Board of Trustees shall review the overall composition and liquidity of the Fund's portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund's registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.
2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:
a.	the number of repurchase offers,
b.	the repurchase offer amount and the amount tendered in each repurchase offer,
c.	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b) of Rule 23c-3 under the 1940 Act.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases. The Fund may, at any time, repurchase at NAV shares of a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate NAV less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund shares that it holds in its capacity as a shareholder.

Transfers of Shares. No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-Laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request.

The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust's distributor (“Independent Trustees”). Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund's legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months. Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Fred Berlinsky, who has served as the Chairman of the Board since the Trust was organized in 2012. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President and Principal Executive Officer, are seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of three Independent Trustees and one interested Trustee, with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Berlinsky holds a juris doctor degree from the University of South Carolina, and has over 25 years of business experience, including extensive experience in the area of commercial real estate, finance and third-party brokerage. He has developed considerable leadership and problem-solving skills as a result of his experience as the president of a large organization and in his years of law practice. Mr. Casanova has a comprehensive business background shaped by his years of experience with a variety of companies directing their marketing and related endeavors. Mr. Casanova has an understanding of the framework under which boards of directors must operate based on his years of service as an independent director to another corporation. Mr. Burns has a broad business background across multiple industries, including the investment banking and broker industries, among others, which have helped him to develop keen problem solving and relationship building skills. Currently, Mr. Burns serves as President to Ampure Capital, LLC, a small business financial consulting and boutique investment banking firm, and he has been with the company for over ten years. He has gained additional financial experience as acting CFO for certain other companies, and has developed an understanding of the framework under which boards of directors must operate based on his years of service as a director for two other companies. Mr. Feldman brings a comprehensive background of leadership and business experience to his role on the Board. He has more than a decade of experience serving as a senior leader to the Adviser's parent company, and many years as its chief executive officer, which give him strong leadership and problem-solving skills.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Real Estate Diversified Income Fund, 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Enrique Casanova Year of Birth: 1973	Trustee since 2012	MKTG (marketing company), Vice President (since December 2003)	2	Independent Director, RCP Reserves Holdings Manager, Inc., August 2006 to October 2012 Resource Credit Income Fund, since February 2015
Fred Berlinsky Year of Birth: 1959	Trustee since 2012, Chairman of the Board since 2012	Markeim-Chalmers, Inc. (commercial real estate firm), President (since March 1986)	2	Resource Credit Income Fund, since February 2015
David Burns Year of Birth: 1974	Trustee since 2015	Ampure Capital, LLC (business consulting and investment banking), President (since June 2004) GT Securities (registered broker-dealer), Registered Representative (since June 2010) Anthrotect (environmental conservation), Acting CFO (since December 2012); Doorways, LTD (residential real estate firm) (since January 2001)	2	Doorways, LTD, since January 2001 RCP Regents Center, since June 2006 Resource Credit Income Fund, since February 2015

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alan Feldman Year of Birth: 1963	Trustee since 2012 and CEO since 2012	Resource Real Estate, Inc. (the Fund's adviser), CEO and director since May 2004 Resource America, Inc., SVP since August 2002	2	Resource Real Estate, Inc., since 2004 Resource Credit Income Fund, since February 2015
Justin Milberg Year of Birth: 1966	President since 2017***
Resource Liquid Alternatives (mutual fund), Chief Operating Officer (since November 2014)

Resource Alternative Advisor, LLC (the investment adviser to Resource Credit Income Fund), an affiliate of Resource Real Estate Inc., Senior Vice President (since November 2016)

Bank of America Merrill Lynch (public bank), Managing Director (2005 to 2011)
			N/A	N/A

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Steven Saltzman Year of Birth: 1963	Treasurer since 2012 and Senior Vice President since 2012
Resource Real Estate, Inc., Senior Vice President and Chief Financial Officer (since January 2014)

Resource Real Estate, Inc., Vice President – Finance (May 2004 to December 2013)

Resource Credit Income Fund, Treasurer and Senior Vice President (since February 2015)
			N/A	N/A
Darshan Patel Year of Birth: 1970	Secretary since 2012, Chief Compliance Officer since 2012 and Senior Vice President since 2012
Resource Real Estate, Inc., Senior Vice President and Chief Compliance Officer (since 2004)

Resource Alternative Advisor, LLC, Chief Compliance Officer, Senior Vice President and Secretary (since November 2016)

Resource Securities, Inc. (a registered broker-dealer), an affiliate of Resource Real Estate, Inc., Chief Compliance Officer and President (since 2004)

Resource Credit Income Fund, Chief Compliance Officer, Secretary and Senior Vice President (since February 2015)
			N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to Resource Real Estate Diversified Income Fund and Resource Credit Income Fund.
***	Mr. Milberg has served as Trust President since July 6, 2017.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of three Trustees, each of whom is not an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Due to the size of the Board, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Shareholders interested in nominating potential trustees should submit their nominations to Darshan Patel, Secretary, Chief Compliance Officer and Senior Vice President, Resource Real Estate Diversified Income Fund, 712 Fifth Avenue, 12th Floor, New York, NY 10019. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended September 30, 2016, the Audit Committee met six times.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Alan Feldman	$50,001-$100,000	$50,001-$100,000
Enrique Casanova	None	None
Fred Berlinsky	$50,001-$100,000	Over $100,000
David Burns	None	None

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive an annual fee of $10,000, plus $2,000 for attending the annual in-person meeting of the Board of Trustees, plus $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended September 30, 2016. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Jeffrey Brotman Trustee^	-	-	-	-
Alan Feldman Trustee	-	-	-	-
Enrique Casanova Trustee*	$14,000	-	-	$14,000
Fred Berlinsky Trustee	$16,400	-	-	$16,400
David Burns Trustee	$14,000	-	-	$14,000
Scott Crowe^^ Trustee	-	-	-	-

*	Compensated for being Chairman of the Fund's Fair Value Committee.
^	Former Trustee as of May 24, 2016.
^^	Former Trustee as of May 22, 2016.

CODES OF ETHICS

Each of the Fund, the Adviser and the Trust's distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's proxy voting policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund's principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund's or its shareholder's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-855-747-9559; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling toll-free at 1-855-747-9559 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of a class of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of August 18, 2017, Pershing LLC owned of record or beneficially 25% or more of the outstanding shares of the Fund, and the name, address and percentage of ownership of each entity or person that was a principal shareholder were as follows:

Class A Shares
Name & Address	Percentage of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	51.54%
Equity Trust Company 1 Equity Way Westlake, OH 44145	6.09%

Name & Address	Percentage of Class
Community National Bank 225 Main Street Seneca, KS 66538	5.42%
National Financial Services LLC 640 Fifth Avenue New York, NY 10019	5.14%
TD Ameritrade Clearing 200 South 108th Avenue Omaha, NE 68154	5.113%
Class C Shares
Name & Address	Percentage of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	45.08%
National Financial Services LLC 640 Fifth Avenue New York, NY 10019	17.58%
Equity Trust Company 1 Equity Way Westlake, OH 44145	10.02%
Cetera Investment Services 400 First St. South, Suite 300 St. Cloud, MN 56301	9.00%
Class D Shares
Name & Address	Percentage of Class
Private Trust Company 1422 Euclid Avenue # 1130 Cleveland, OH 44115	54.71%
Class I Shares
Name & Address	Percentage of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	76.09%
Cetera Investment Services 400 First St. South, Suite 300 St. Cloud, MN 56301	21.25%
Class L Shares
Name & Address	Percentage of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	98.76%

Class T Shares
Name & Address	Percentage of Class
Private Trust Company 1422 Euclid Avenue # 1130 Cleveland, OH 44115	44.17%
Class U Shares
Name & Address	Percentage of Class
Private Trust Company 1422 Euclid Avenue # 1130 Cleveland, OH 44115	34.92%
The Haza Trust Dated 12-24-14 Amy Petrof Trustee 3313 Mason Drive Plano, TX 75025	6.05%
Class W Shares
Name & Address	Percentage of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	33.16%
National Financial Services LLC 640 Fifth Avenue New York, NY 10019	26.19%
TD Ameritrade Clearing 200 South 108th Avenue Omaha, NE 68154	13.93%
Charles Schwab & Co Inc. Special Custody A/C Fbo Customers Attn. Mutual Funds 211 Main Street San Francisco, CA 94105	13.37%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	5.09%

As of August 18, 2017, the Trustees and officers beneficially owned less than one percent of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Resource Real Estate, Inc. (“Resource Real Estate” or the “Adviser”), located at 712 5th Avenue, 12th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware corporation formed in 2004. Resource Real Estate is a subsidiary of Resource America, Inc. (“Resource America”), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors. Resource America is a wholly-owned subsidiary of C-III Capital Partners LLC (“C-III”), which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services. Resource Real Estate invests in and manages real estate investment vehicles on behalf of itself and for outside investors and operates Resource America’s commercial real estate debt platform. Resource Real Estate has $4.55 billion under management as of June 30, 2017. C-III may be deemed to control the Adviser indirectly because Resource America, which is wholly owned by C-III, controls, directly or indirectly, more than 25% of the voting shares of the Adviser.

Under the general supervision of the Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and will determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund's service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement, a monthly management fee computed at the annual rate of 1.25% of the daily net assets of the Fund. The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least September 9, 2018, to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 1.99%, 2.74%, 1.99%, 1.74%, 1.99%, 2.74%, 2.49%, and 2.24% per annum of the Fund's average daily net assets attributable to Class A, Class C, Class W, Class I, Class U, Class T, Class D, and Class L shares respectively (the “Expense Limitation”). The Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the expense limitation and the repayment is approved by the Board of Trustees.

During the fiscal year ended February 28, 2014, the Fund incurred $19,047 in advisory fees, all of which were waived, and the Adviser also reimbursed Fund expenses of $324,234.

During the fiscal year ended February 28, 2015, the Fund incurred $209,301 in advisory fees, all of which were waived, and the Adviser also reimbursed Fund expenses of $222,659.

During the fiscal period ended September 30, 2015, the Fund incurred $361,606 in advisory fees, of which $307,831 were waived.

During the fiscal year ended September 30, 2016, the Fund incurred $1,196,758 in advisory fees, of which $374,046 were waived.

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Private Real Estate Investment Fund and Public Investment Fund managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Private Real Estate Investment Fund or Public Investment Fund manager will abide by, and comply with, its stated practices. A Private Real Estate Investment Fund or Public Investment Fund manager may provide investment advisory and other services, directly or through affiliates, to various affiliated entities and accounts other than the Private Real Estate Investment Funds or Public Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Private Real Estate Investment Fund or Public Investment Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts that are the same as, different from or made at a different time than, positions taken for the Fund or a Private Real Estate Investment Fund or Public Investment Fund.

PORTFOLIO MANAGERS

As described in the prospectus, John Snowden serves as the Fund's lead portfolio manager and is primarily responsible for the day-to-day management of the Fund. As compensation, Mr. Snowden receives from the Adviser a fixed base salary, a housing and travel allowance and retirement account matching benefits. Mr. Snowden is also entitled to receive a discretionary bonus based, among other things, on whether the Fund (i) meets certain volatility and risk goals and (ii) achieves a target annual return of a certain amount above LIBOR.

Prior to becoming lead portfolio manager of the Fund in June 2015, Mr. Snowden served as Managing Director of Resource Real Estate Global Property Securities (Aust.) Pty Ltd (RREGPS), a 75% owned subsidiary of Resource Real Estate, Inc. He served RREGPS in that role from June 2013 to June 2015, and, in that role, was primarily focused on managing an institutional global real estate equity fund. From February 2010 to April 2013, Mr. Snowden served as Managing Director, Head of Global Equity & Real Estate Securities for AIMS Snowden Global Securities Management PL (“AIMS”), a company founded by Mr. Snowden and specializing in the management of Asian and Australian real estate and equity portfolios. Previously, Mr. Snowden held senior real estate security portfolio management positions in the U.S. and Asia at Colonial First State Global Asset Management, UBS Global Asset Management, JPMorgan IM Australia Limited and J.P. Morgan Securities, Inc. Mr. Snowden earned a Bachelor of Laws from the University of New South Wales in Sydney, Australia, and a Master of Laws from the University of Sydney in Sydney, Australia. Mr. Snowden is also a Chartered Financial Analyst (CFA).

As of September 30, 2016, Mr. Snowden owned no Fund shares.

As of September 30, 2016, Mr. Snowden did not manage any accounts other than the Fund.

As described in the prospectus, Justin Milberg serves as a portfolio manager of the Fund and has served in this capacity since February 2017. As compensation, Mr. Milberg receives from the Adviser a fixed base salary and retirement account matching benefits. Mr. Milberg is also entitled to receive a discretionary bonus based, among other things, on whether the Fund (i) meets certain risk and diversification goals and (ii) achieves a target annual return of a certain amount above LIBOR.

Mr. Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America, Inc.) since November 2014. Mr. Milberg has over 20 years of experience in financial services and joined Resource America, Inc. in April of 2012 with the title of Managing Director, Resource Financial Fund Management. Prior to joining Resource America, Inc., Mr. Milberg was a Managing Director of the Financial Institutions Group at Bank of America Merrill Lynch from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Master of Business Administration from the Wharton School of Business.

As of January 27, 2017, in addition to the Fund, Mr. Milberg manages $13.01 million for one other registered investment company, the Resource Credit Income Fund, and a $5.42 million portfolio of life settlement contracts for Resource Capital Corporation, an affiliate of Resource America, Inc.

As of January 27, 2017, Mr. Milberg owned between $50,001-$100,000 in Fund shares.

As described in the Prospectus, Gene Nusinzon serves as a portfolio manager for the Fund and has served in this capacity since August 2017. As compensation, Mr. Nusinzon receives from the Adviser a fixed based salary and is entitled to receive a discretionary bonus based on his individual performance and the Adviser’s performance.

Mr. Nusinzon has over 10 years of experience as a business and financial analyst and joined the Adviser on August 10, 2017. From May 2014-August 2017, Mr. Nusinzon was a Senior Equity Research Associate at J.P. Morgan Securities where he was responsible for covering net lease, office and self-storage REITs, which included building and maintaining comprehensive valuation models using discounted cash flow, net asset value, and earnings based methods. From July 2009-May 2014, Mr. Nusinzon was a Senior Credit Rating Agency Analyst at Standard & Poor’s Financial Services (“S&P”). At S&P, Mr. Nusinzon reviewed company budgets, built and maintained proprietary credit models, conducted property-level due diligence and analyzed industry trends. Mr. Nusinzon’s expertise led to him becoming group head of the Data Center, Net Lease and Sunbelt Residential REIT subsectors at S&P. Mr. Nusinzon earned his Master of Business Administration degree with a triple specialization in Finance, Accounting and Management from New York University’s Leonard N. Stern School of Business in 2009, and was a Business Analyst for Fidelity National Information Services in Malvern, Pennsylvania from October 2005-June 2008 where he advised senior management on sales forecasts and budget allocations. In addition to his Master of Business Administration degree, Mr. Nusinzon holds a Bachelor’s degree in Computer Science from Pennsylvania State University.

As of August 25, 2017, Mr. Nusinzon did not manage any other accounts in addition to the Fund.

As of August 25, 2017, Mr. Nusinzon owns no Fund shares.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities for accounts with similar strategies. In addition, a portfolio manager, who on behalf of the Adviser, provides investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating his time and activity between the Fund other accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

The portfolio managers attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. The portfolio managers adhere to procedures intended to treat all client accounts in a fair and equitable manner. To the extent that a portfolio manager seeks to purchase or sell the same security for multiple client accounts, the portfolio manager may aggregate, or bunch, these orders where he deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average security prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average price for the bunched order on the same business day.

Distributor

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a reasonable efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:
·	the best net price available;
·	the reliability, integrity and financial condition of the broker or dealer;
·	the size of and difficulty in executing the order; and
·	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. During the fiscal year ended February 28, 2014, fiscal year ended February 28, 2015, fiscal period ended September 30, 2015, and the fiscal year ended September 30, 2016, the Fund paid $7,461, $84,529, $31,947, and $140,293 in brokerage commissions, respectively.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

During the fiscal year ended February 28, 2014, fiscal year ended February 28, 2015, fiscal period ended September 30, 2015, and fiscal year ended September 30, 2016, the Fund did not execute portfolio transactions through a broker that is an affiliated person of the Fund or a Fund affiliate, or that has an affiliate which is affiliated with the Fund, the Adviser, or the Distributor. If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, acts as legal counsel to the Fund.

Custodian

MUFG Union Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 350 California Street, 6th Floor San Francisco, CA 94104.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements. BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The Financial Statements and independent registered public accounting firm's report thereon contained in the Fund's annual report dated September 30, 2016, are incorporated by reference in this Statement of Additional Information. The Financial Statements contained in the Fund's semi-annual report dated March 31, 2017, are also incorporated by reference in this Statement of Additional Information. The Fund's annual report and semi-annual report are available upon request, without charge, by calling the Fund toll-free at 1-855-747-9559.

APPENDIX A

Adviser Proxy Voting Policies and Procedures

I.	Background

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

II.	Policy

The Adviser will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1. All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2. The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a) A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b) The Operations Unit will determine which client of the Adviser holds the security to which the proxy relates;

(c) Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material;

(d) If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1. As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2. If a conflict is identified and deemed “material” by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3. With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients and give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a) Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b) Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

To be determined by the Adviser.

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1. Copies of these proxy voting policies and procedures, and any amendments thereto;

2. A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

3. A record of each vote that the Adviser casts;

4. A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

5. A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.